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                                                                    Exhibit 10.2


Recorded 6/30/99 with Belknap Registry in Book 1538, Page 715


                            SUBORDINATION OF MORTGAGE


         FOR CONSIDERATION PAID, receipt whereof is hereby acknowledged, John Hancock Real Estate Finance, Inc., holder of a Mortgage, Assignment of Leases and Rents and Security Agreement (the "MORTGAGE") and an Assignment of Leases and Rents (the "ASSIGNMENT") from Birch Pond Realty Corporation, dated March 1, 1999 and recorded, respectively, in the Belknap County (NH) Registry of Deeds (the "REGISTRY") in Book 1518, Page 596, and in Book 1518, Page 680, hereby subordinates the lien and interests of the Mortgage and the Assignment to the easements, rights and interests of Birch Pond Realty Corporation at the Owner of Lot 1, as shown on the Subdivision Plan recorded in the Registry in Drawer 31L, Plan #99 and #100 (the "SUBDIVISION PLAN"), and as also shown on the Survey recorded in the Registry in Drawer 32L, Plan #32 and #33 (the "SURVEY"), declared and created by and set forth in that Declaration of Easements and Restrictions (the "DECLARATION") made by Birch Pond Realty Corporation to be recorded herewith and hereby ratifies and confirms that the Subordination of Mortgage recorded in the Registry in Book 1518, Page 691, subordinates the interest and lien of the Mortgage to the Lease referred to in that Memorandum of Lease recorded in the Registry in Book 1518, Page 591, as said Lease has been amended, which Lease as amended, is evidenced by that Amended and Restated Memorandum of Lease between Birch Pond Realty Corporation as Landlord and The
J. Jill Group, Inc., as Tenant, dated June 28, 1999, and recorded herewith, and hereby subordinates the interest and lien of the Mortgage to the Lease as so amended.

         This Subordination shall have the same effect upon the rights of the undersigned under the Mortgage and the Assignment as if the Declaration shall have been recorded in the Registry after the Subdivision Plan and the Survey, but before the Mortgage and the Assignment. It is the intent of the undersigned that the rights and interests declared and created in and by the Declaration shall not be cut off, impaired or merged but shall survive any foreclosure or deed-in-lieu of foreclosure of the Mortgage or the exercise of any right under the Assignment.

         In Witness Whereof, John Hancock Real Estate Finance, Inc. has caused this Subordination to be duly executed as of June 28, 1999.



Witnessed:                               JOHN HANCOCK REAL ESTATE FINANCE, INC.


/s/  Noreen Scott                        By: /s/ William G. McPadden
-------------------------                   -----------------------------------
Print Name:  Noreen Scott                    Name: Willliam G. McPadden
                                            Title: Vice President

/s/  Roseann Carbone
-----------------------------
Print Name:  Roseann Carbone


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COMMONWEALTH OF MASSACHUSETTS )
                              ) SS.
COUNTY OF SUFFOLK             )

         Personally appeared before me, the undersigned officer, on this 28th day of June, 1999, the within named William G. McPadden, who acknowledged himself to be the Vice President of JOHN HANCOCK REAL ESTATE FINANCE, INC., a Delaware corporation, and that he, as such Vice President, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as Vice President.

         In witness whereof I hereunto set my hand and official seal.


                                             /s/ Mary R. Steede
                                             ----------------------------------
                                             Name: Mary R. Steede
                                             Notary Public
                                             My Commission Expires: 2/04/05

                                             [NOTARY SEAL]